                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): December 17, 2002

              000-24478                                  38-3073622
        (Commission File No.)                 (IRS Employer Identification No.)


                             DEARBORN BANCORP, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)

                       22290 Michigan Avenue, Dearborn, MI
                       -----------------------------------
                    (Address of Principal Executive Offices)

                                      48124
                                      -----
                                   (Zip Code)

                                 (313) 274-1000
                                 --------------
              (Registrant's Telephone Number, Including Area Code)



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Item 5. Other Events

On December 17, 2002, the Registrant declared a stock dividend of one share of it's common, non-assessable stock for each 20 shares owned by each stockholder of record as of the close of business December 27, 2002. A copy of the press release announcing the stock dividend is attached to this document as exhibit 99.1.

On December 20, 2002, the Registrant announced that the Company had raised $10 million from its participation in a pooled trust preferred securities offering. The securities qualify as Tier I capital for regulatory purposes, but are considered to be liabilities for financial reporting purposes. A copy of the press release announcing the issuance of trust preferred securities is attached to this document as exhibit 99.2.


Item 7.           Exhibits

99.1 Press Release dated December 17, 2002, announcing Dearborn Bancorp, Inc.'s declaration of a stock dividend.

99.2 Press Release dated December 20, 2002, announcing Dearborn Bancorp, Inc.'s agreement to issue $10 million in Trust Preferred Securities.



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DEARBORN BANCORP, INC.
FORM 8-K  (continued)


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                             Dearborn Bancorp, Inc.
                                  (Registrant)





                               /s/ John E. Demmer
                         -------------------------------
                                 John E. Demmer
                                    Chairman



                               /s/ Michael J. Ross
                         -------------------------------
                                 Michael J. Ross
                      President and Chief Executive Officer



                              /s/ Jeffrey L. Karafa
                         -------------------------------
                                Jeffrey L. Karafa
                      Treasurer and Chief Financial Officer




Date:  December 20, 2002







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                                 EXHIBIT INDEX


Exhibit No.       Description

99.1 Press Release dated December 17, 2002, announcing Dearborn Bancorp, Inc.'s declaration of a stock dividend.

99.2 Press Release dated December 19, 2002, announcing Dearborn Bancorp, Inc.'s agreement to issue $10 million in Trust Preferred Securities.